March 24, 2023

HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN STRATEGIC INTERNATIONAL FUND

TICKER SYMBOL: HSIEX

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

Investment Portfolios of

HUSSMAN INVESTMENT TRUST

Supplement to Statement of Additional Information (“SAI”) dated November 1, 2022

The Board of Trustees of Hussman Investment Trust (the “Trust”) has approved removing the redemption fee from each of the Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Allocation Fund (the “Funds”) effective March 31, 2023 as it believes that a redemption fee is no longer necessary to dissuade market timing and short-term trading in the Funds. Any redemption from the Funds (or exchange out of the Funds) with a trade date of April 1, 2023 or after will not be assessed a redemption fee, regardless of how long the shares were held. Effective April 1, 2023, the reference to the redemption fee on page 42 of the SAI under the heading “Additional Purchase and Redemption Information” is removed in its entirety.

Please keep this supplement for future reference.